EXHIBIT 10.2.12



                               SUBLEASE AGREEMENT





                               SOCIETE AIR FRANCE
                                       As Sublandlord


                                       AND





                                ANN TAYLOR, INC.
                                        As Subtenant



                   Dated as of the 23rd day of February, 1999



                      Premises:  18th Floor and Portion of 17th Floor
                                      142 West 57th Street
                                      New York, New York


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                        TABLE OF CONTENTS


1.  SUBLEASING.............................................   1
2.  RENT...................................................   2
3.  SUBORDINATION TO MAIN LEASE............................   3
4.  RIGHTS AND OBLIGATIONS: EXCEPTIONS.....................   4
5.  USE....................................................   5
6.  ELECTRICITY............................................   6
7.  DEFAULT................................................   6
8.  CONDITION OF SUBLET PREMISES...........................   6
9.  IMPROVEMENTS...........................................   7
10. ADDITIONAL SERVICES REQUIRED BY SUBTENANT..............   7
11. ASSIGNMENT AND SUBLETTING..............................   7
12. ATTORNMENT.............................................   8
13. SUBTENANT'S REPRESENTATIONS............................   8
14. SUBLANDLORD'S REPRESENTATIONS..........................   9
15. BROKERS................................................  10
16. SUBLANDLORD'S PERFORMANCE UNDER MAIN LEASE.............  10
17. NOTICES................................................  10
18. INSURANCE..............................................  11
19. ENTIRE AGREEMENT.......................................  11
20. NEW YORK LAW...........................................  11
21. SUCCESSORS AND ASSIGNS.................................  11
22. RENEWAL OPTION.........................................  11
23. HEADINGS...............................................  12
24. LANDLORD'S CONSENT.....................................  12

                                      -i-
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                               SUBLEASE AGREEMENT



        THIS SUBLEASE AGREEMENT  (hereinafter  referred to as the "SUBLEASE") is
        -----------------------
made as of the 23rd day of February,  1999 between SOCIETE AIR FRANCE  (formerly
                                                   -----------------

known as Compagnie Nationale Air France), a French corporation  authorized to do business in New York State,  having offices at 888 Seventh Avenue, New York, New

York 10022 (hereinafter  referred to as "SUBLANDLORD")  and ANN TAYLOR,  INC., a
                                                            ----------------
Delaware  corporation having offices at 142 West 57th Street, New York, New York

10019 (hereinafter referred to as "SUBTENANT").


                                   WITNESSETH:
                                   -----------

        WHEREAS,  pursuant to a certain  Lease  dated as of May 3, 1993  between
        -------
Carven  Associates,  as landlord  (hereinafter  referred to as "LANDLORD"),  and

Sublandlord, as tenant as modified by Amendment To Lease dated 1993 (hereinafter collectively referred to the "MAIN LEASE" or "LEASE"), Sublandlord is the tenant of certain  premises  consisting  of the entire  18th floor and a portion of the

17th floor in the building  located at142 West 57th Street,  New York,  New York

(hereinafter referred to as the "BUILDING"); and



        WHEREAS,  Sublandlord  wishes to sublease to  Subtenant,  and  Subtenant
        -------
wishes to sublet from Sublandlord, the premises demised to Sublandlord under the

Main Lease (hereinafter referred to as the "SUBLET PREMISES").



        NOW,  THEREFORE,  for and in  consideration of the rental payments to be
        ---------------
made  hereunder  by  Subtenant  to  Sublandlord  and  the  mutual  consideration hereinafter set forth,  Sublandlord  and Subtenant  hereby covenant and agree as follows:



1.      SUBLEASING

(a) Sublandlord does hereby sublease to Subtenant, and Subtenant does hereby hire and take from Sublandlord, the Sublet Premises for the term and on the conditions hereinafter set forth, and subject to all the terms, covenants and provisions of the Main Lease, except as otherwise herein provided.

(b) The term of this Sublease shall commence on June 1, 1999 (hereinafter sometimes referred to as the "Sublease Commencement Date") and shall expire at noon on September 30, 2006 or such earlier date on which this Sublease may expire or be cancelled or terminated pursuant to its terms or the terms of the Main Lease or as provided by law (hereinafter referred to as the "Sublease Expiration Date") .

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2.      RENT

(a) Subtenant covenants and agrees to pay to Sublandlord rent (herein referred to as the "Fixed Rent") for the Sublet Premises at the rate of (i) $925,000.00 per annum, in equal monthly installments of $77,083.00, from June 1, 1999 through December 31, 2002, and (ii) $1,017,500.00 per annum, in equal monthly installments of $84,791.67, from January 1, 2003through September 30, 2006. Fixed Rent shall be payable in advance on the first day of each calendar month.

        Fixed Rent and all other amounts payable by Subtenant to Sublandlord under the provisions of this Sublease (herein referred to as the "ADDITIONAL RENT") shall be paid promptly when due, without notice or demand therefor, and without deduction, abatement, counterclaim or setoff of any amount or for any reason whatsoever except as may be otherwise provided herein. Fixed Rent and Additional Rent shall be paid to Sublandlord in lawful money of the United States at the address of Sublandlord set forth in Article 17 of this Sublease or to such other person or at such other address as Sublandlord may from time to time designate by notice to Subtenant as provided for herein. No payment by Subtenant or receipt by Sublandlord of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Fixed Rent or Additional Rent nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublandlord may accept any check or payment without prejudice to Sublandlord's right to recover the balance due or to pursue any other remedy available to Sublandlord. Any provision in the Main Lease referring to fixed rent or additional rent incorporated herein by reference shall be deemed to refer to the Fixed Rent and Additional Rent due under this Sublease.

(b) In addition to the Fixed Rent, Subtenant shall pay to Sublandlord as Additional Rent, within ten (10) days' after demand from Sublandlord from time to time: (x) the difference, if any, between (i) Tenant's "Tax Payment" payable by Sublandlord as tenant under the Main Lease during any "Tax Year" (as said terms are defined in Article 39 of the Main Lease), and (ii) Tenant's Tax Payment payable by Sublandlord as tenant under the Main Lease for Tax Year July 1, 1998 - June 30, 1999, and (y) the difference, if any, between (i) Subtenant's Share of Tenant's "Operating Payment" payable by Sublandlord as tenant under the Main Lease during any "Operation Year" (as said terms are defined in Article 40 of the Main Lease), and (ii) Tenant's Operating Payment payable by Sublandlord as tenant under the Main Lease for Operation Year 1999. All such demands shall be accompanied by a copy of any invoice, bill, notice or request received by Sublandlord from Landlord. Subtenant shall also pay to Sublandlord as Additional Rent, upon demand from time to time, all other amounts payable by Sublandlord to Landlord under the Main Lease pursuant to the provisions thereof. If Sublandlord is required by Landlord under the Main Lease to make advance payments, estimated payments or deposits of any of the foregoing amounts, Subtenant shall make such advance payments, estimated payments or deposits to Sublandlord consistent with

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the above  provisions.  Subtenant's  obligations  under this  Article 2 shall be apportioned for any period at the beginning or end of the term of this Sublease that is less than a full calendar year or fiscal year. Sublandlord shall have the right to demand payment of any amount of such Additional Rent during the term of this Sublease or after the expiration of the term of this Sublease or the earlier termination of this Sublease.

(c) If the sum of any installment or estimated payments made by Subtenant on account of any or all of the items set forth in subparagraph (b) of this Article 2 exceed Sublandlord's share of such item(s) under the Main Lease for any year, Sublandlord shall refund the excess to Subtenant within ten (10) days after the amount of the excess is refunded to Sublandlord by Landlord. If the sum of any installment or estimated payments made by Subtenant on account of any or all of the items set forth in subparagraph (b) of this Article 2 are less than such item(s) under the Main Lease for any year, Subtenant shall pay the amount of such deficiency to Sublandlord within ten (10) days after demand.

(d) All costs, expenses and fees other than Fixed Rent which Subtenant assumes or agrees to pay pursuant to this Sublease (including, without limitation, all costs, expenses and fees payable by Sublandlord as tenant under the Main Lease which are payable hereunder by Subtenant by their incorporation herein by reference to the Main Lease) shall be deemed Additional Rent and, in the event of non-payment, Sublandlord shall have all the rights and remedies provided for in the case of non-payment of Fixed Rent.

(e) Subtenant shall pay, on or before the date same is due, any occupancy, sales, use or similar tax, charge or fee that is at any time due or payable with respect to the occupancy or use of the Sublet Premises or the payment of Fixed Rent or Additional Rent by Subtenant to Sublandlord, and which is attributable to this Sublease.

3.      SUBORDINATION TO MAIN LEASE

        This Sublease is and shall be expressly subject and subordinate to all of the terms, provisions, covenants, agreements and conditions of the Main Lease. This Sublease is also subject and subordinate to all instruments, agreements and other matters to which the Main Lease is or shall be subject or subordinate.

4.      RIGHTS AND OBLIGATIONS; EXCEPTIONS

(a) A copy of the Main Lease, with certain financial terms redacted, has been delivered to Subtenant. Subtenant confirms that Subtenant has read the Main Lease and is familiar with the terms and provisions thereof. Except as otherwise expressly provided herein, all of the terms, provisions, covenants, agreements and conditions of the Main Lease are incorporated herein by reference and made a part of this Sublease with the same force and effect as though set forth in full herein. Subtenant shall conform to, and use the Sublet Premises in accordance

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with,  all the terms,  provisions,  covenants,  agreements and conditions of the
Main Lease, and will do no act which will result in a violation of said terms, provisions, covenants, agreements and conditions. Subtenant shall perform the terms, provisions, covenants, agreements and conditions of the Main Lease on the part of Sublandlord to be performed (except as otherwise may be expressly provided herein). To the extent there are inconsistencies between any provision of the Main Lease and any provision of this Sublease, this Sublease shall control unless the use or occupancy of the Sublet Premises by Subtenant or any action or inaction by Subtenant in accordance with said provision becomes a default under the terms of the Main Lease, in which event the provisions of the Main Lease shall control.

        Subtenant shall be entitled to the rights of Sublandlord, as tenant under the Main Lease. Sublandlord shall have no liability by reason of any default of Landlord under the Main Lease, it being understood that if Sublandlord shall fail to fulfill any obligation of the Sublandlord hereunder and if such failure is caused by the failure of Landlord to comply with its obligations under the Main Lease, then Sublandlord shall have no obligation or liability by reason of such failure. Without limiting the generality of the foregoing, Subtenant understands that the supplying of services including, without limitation, heat, light, water, air conditioning and other utilities, janitorial cleaning, window washing and elevator services, and building maintenance and repair are the obligations of Landlord, and that Sublandlord has no control thereof, and assumes no responsibility in connection therewith; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any (x) abatement, diminution or reduction of Subtenant's obligations under this Sublease, (y) constructive eviction, in whole or in part, or (z) liability on the part of Sublandlord.

        If Landlord shall default in any of its obligations to Sublandlord with respect to the Sublet Premises, Subtenant, at Subtenant's sole cost and expense, shall have the right in its own name, and if required that of Sublandlord, or, if required, both, to bring an action or proceeding with respect to such default. Sublandlord agrees to take such steps as Subtenant may reasonably request to cooperate with Subtenant in any such legal proceeding or action, all at Subtenant's sole cost and expense. If Subtenant shall commence any proceeding or take any other action to enforce the obligations of Landlord insofar as such obligations relate to the Sublet Premises, Subtenant agrees to indemnify and hold Sublandlord harmless from and against any costs, liabilities, damages or expenses (including reasonable attorneys' fees) which Sublandlord may incur in connection therewith or by reason thereof.

        Notwithstanding anything to the contrary in the foregoing, Sublandlord shall promptly forward to Landlord any requests or other communications made by Subtenant related to the performance by Landlord of its obligation under the Main Lease, and shall promptly forward to Subtenant any communication received from Landlord related to the Sublet Premises.

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(b)  Notwithstanding  anything to the contrary contained in this Sublease or the
Main Lease:

          (i) for the purposes of incorporation of the Main Lease by reference in this Sublease, except as otherwise expressly provided herein, and except to the extent that they are inapplicable or modified by the terms and provisions of this Sublease (a) references in the Main Lease to the "Premises" or the "demised premises" shall be deemed to refer to the Sublet Premises, (b) references in the Main Lease to "Landlord" shall be deemed to refer to Sublandlord under this Sublease, (c) references in the Main Lease to "Tenant" shall be deemed to refer to Subtenant under this Sublease, (d) references in the Main Lease to "this Lease" shall be deemed to refer to this Sublease, (e) references in the Main Lease to the "Expiration Date" shall be deemed to refer to the Sublease Expiration Date, (f) references in the Main Lease to the "Commencement Date" shall be deemed references to the Sublease Commencement Date, and (g) where Landlord's consent is required pursuant to the Lease, both Landlord's and Sublandlord's consent shall be required and Sublandlord shall not be deemed to have unreasonably withheld its consent if Landlord shall fail or refuse to give its consent and Sublandlord agrees that it shall not unreasonably withhold or delay its consent where Landlord has granted its consent;


          (ii) the Fixed Rent and Additional Rent to be paid by Subtenant hereunder shall be governed by the terms and provisions of Article 2 of this Sublease;


          (iii) the time limits contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by three (3) days, so that in each instance Subtenant shall have three (3) days less time to observe or perform hereunder than Sublandlord has as the tenant under the Main Lease;


          (iv) the following parts, provisions and exhibits of the Main Lease are not applicable to this Sublease, and are not incorporated herein by reference:


               (1)  Articles 38 D&E, 41, 44, 47A, 51, 55, 56, 58, 61, 62, 66 and
          Third Rider (Takeover Agreement) and Exhibits thereto; and


               (2) Exhibits B, E and F.
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5.      USE

        Subtenant shall use the Sublet Premises for executive, administrative and general offices and for no other purposes.


6.      ELECTRICITY

        Subtenant covenants and agrees to pay to Sublandlord for the use of electrical energy in the Sublet Premises at the rate of $55,500.00 per annum ($3.00 per square foot) payable in equal monthly installments of $4,625, said payments to be made by Subtenant together with payments of Fixed Rent. Subtenant shall also pay to Sublandlord, within ten (10) after demand from Sublandlord from time to time, any amount that Sublandlord's payments to Landlord for the use of electrical energy under the Main Lease exceeds the rate of $55,500.00 per annum.


7.      DEFAULT

        Subtenant covenants and agrees that in the event that it shall default in the performance of any of the terms, covenants and conditions of this Sublease (including those portions of the Main Lease incorporated herein by reference) beyond any applicable notice and grace period provided for in the Main Lease and incorporated herein by reference (as shortened by Article 4(B)(iii) hereof), Sublandlord shall be entitled to exercise any and all of the rights and remedies to which it is entitled by law, including, without limitation, the remedy of summary proceeding, and also any and all of the rights and remedies specifically provided for in the Main Lease and incorporated herein by reference.


8.      CONDITION OF SUBLET PREMISES

        The Sublet Premises are demised to Subtenant in the "as is" condition which shall exist on the Sublease Commencement Date. Subtenant is subleasing the Sublet Premises from the Sublandlord after having had an opportunity to fully inspect the Sublet Premises. Subtenant agrees that the term "as is" means that it will sublease the Sublet Premises without warranty or representation, either oral or written, or expressed or implied, as to the physical condition of the Sublet Premises or the compliance of same with building, fire, health and zoning codes and other applicable laws, ordinances and regulations. Sublandlord expressly disclaims any warranty or representation made to Subtenant unless such warranty or representation is contained in writing as a part of this Sublease. Subtenant shall be solely responsible for all costs which may be imposed on Sublandlord or Subtenant under the Main Lease in connection with the condition of the Sublet Premises. Prior to the Sublease Commencement Date Sublandlord shall have the right to remove any furniture or furnishings on the Sublet Premises.

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9.      IMPROVEMENTS

     (a) Subtenant may make changes, alterations, additions or improvements to the Sublet Premises, subject, however, to the consent of Sublandlord and, to the extent required under the Main Lease, the consent of Landlord; however Sublandlord agrees that it shall not unreasonably withhold or delay its consent to any changes, alterations, additions or improvements to the Sublet Premises consented to by Landlord. Any changes, alterations, additions or improvements by or on behalf of Subtenant shall be made subject to and in accordance with the provisions of the Main Lease.

     (b) Subtenant shall pay any and all actual fees or charges Sublandlord may incur and any and all fees or charges Landlord may incur in connection with Subtenant's making changes, alterations, additions or improvements to the Sublet Premises. Except as expressly set forth in this Sublease, on or before the expiration or sooner termination of this Sublease, if Landlord requires
Sublandlord to restore the Sublet Premises to their condition prior to the making of any changes, alterations, additions or improvements by Sublandlord or Subtenant, Subtenant shall, at its sole cost and expense, promptly make such restoration and repair any damage caused by such thereby.


10.     ADDITIONAL SERVICES REQUIRED BY SUBTENANT

        Subtenant shall attempt to make its own arrangements with Landlord for the furnishing of additional services to the Sublet Premises other than those which are required to be furnished by Landlord under the terms of the Main Lease and any such additional services shall be paid for by Subtenant. If Landlord shall refuse to respond to such request for additional service, Sublandlord shall, at Subtenant's sole cost and expense, request Landlord to perform such additional services at Subtenant's sole cost and expense. For the purposes of this Article 10, the term "additional services" shall include, but not be limited to, overtime HVAC service, overtime freight elevator service and increased capacity of electric energy.


11.     ASSIGNMENT AND SUBLETTING

     (a) Subtenant for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Sublease, nor underlet, or suffer or permit the Sublet Premises or any part thereof to be used by others without the prior consent of Sublandlord and Landlord.

     (b) Sublandlord agrees that its consent to any proposed assignment or subletting by Subtenant shall not be unreasonably withheld so long as Subtenant and the proposed subtenant or assignee shall (i) deliver to Sublandlord (A) in the case of a proposed assignment, an instrument of assignment, in form and substance satisfactory to Landlord and reasonably satisfactory to Sublandlord, duly executed by Subtenant and such assignee, in which such assignee shall

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


assume  observance  and  performance  of,  and agree to be bound by,  all of the terms, covenants and conditions of this Sublease on Subtenant's part to be performed, or (B) in the case of a proposed subletting, a sublease agreement on terms and conditions satisfactory to Landlord and reasonably satisfactory to Sublandlord, duly executed by Subtenant and the proposed sub-subtenant, and (ii) deliver to Sublandlord any instrument required by Landlord in connection with its consent to such transaction and obtain the consent of Landlord (if required pursuant to the terms of the Main Lease), and (iii) pay or cause to be paid to Sublandlord and Landlord any reasonable costs that may be incurred by Sublandlord (not to exceed $1,000) or Landlord in connection with said assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant and reasonable legal costs incurred in connection with the review of any term sheet, proposed assignment or sublease or any documentation in connection therewith and in the preparation of any documentation in connection with any request for consent, whether or not granted. Each such assignment instrument or sublease shall contain a provision to the effect that such instrument or sublease shall not be effective unless and until Sublandlord and Landlord (if required pursuant to the terms of the Main Lease) shall have consented thereto.


12.     ATTORNMENT

        In the event of termination, re-entry or dispossession of Sublandlord by Landlord under the Main Lease, Landlord may, at its option, take over all of the right, title and interest of Sublandlord, as sublessor, under this Sublease, and Subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of this Sublease, except that Landlord shall not (i) be liable for any previous act, omission or negligence of Sublandlord under this Sublease, which theretofore accrued to Subtenant against Sublandlord, (ii) be subject to any counterclaim, defense or offset not expressly provided for in this Sublease which theretofore accrued to Subtenant against Sublandlord, (iii) be bound by any previous modification of this Sublease not consented to by Landlord or by any previous prepayment of more than one month's Fixed Rent and Additional Rent unless such prepayment was actually received by Landlord, or
(iv) be bound to perform any work which Sublandlord is obligated to perform hereunder, or to pay Subtenant or any other person or entity for the same. Subtenant waives all rights under any present or future laws or otherwise to elect, by reason of the termination of the Main Lease, to terminate this Sublease or surrender possession of the Sublet Premises. Nothing in this Article 12 shall be deemed to affect any liability that Sublandlord may have to Subtenant pursuant to this Sublease.


13.     SUBTENANT'S REPRESENTATIONS

        Subtenant covenants, warrants and represents:

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


     (a) that Subtenant shall perform all of its obligations under this Sublease (including, without limitation, all of the obligations arising under the Main Lease which are incorporated herein by reference);

     (b) that Subtenant will not do or omit to do anything which would constitute a default under the provisions of the Main Lease incorporated herein by reference: and

     (c) that Subtenant shall indemnify, defend and hold harmless Sublandlord and Landlord and their respective agents and employees from and against any and all claims, liabilities, damages, losses or expenses (including, without limitation, reasonable attorneys fees) which may be imposed upon or incurred by or asserted against Sublandlord and/or Landlord and/or their respective agents or employees by reason of (i) Subtenant's failure to comply with the provisions of this Sublease, (ii) the negligent or improper use or occupancy of the Sublet Premises by Subtenant or its successors or assigns, (iii) any work or thing done whatsoever by or at the instance of Subtenant, its agents, contractors, subcontractors, employees, licensees, successors or assigns (other than work performed by Sublandlord), or any condition created by Subtenant, its agents, contractors, subcontractors, employees, licensees, successors or assigns in, on or about the Sublet Premises, (iv) any negligence or other wrongful act or omission on the part of Subtenant or any of its agents, contractors, subcontractors, employees, licensees, successors or assigns, or (v) any accident, injury or damage to any person or property occurring in, on or about the Sublet Premises or any part thereof during the term of this Sublease, except to the extent caused by the negligence or willful misconduct of Sublandlord (with respect to a claim against Sublandlord) or Landlord (with respect to a claim against Landlord). In case any action or proceeding is brought against Sublandlord and/or Landlord and/or their respective agents and employees by reason of any such claim, neither Sublandlord nor Landlord shall settle the same without Subtenant's written consent and Subtenant, upon written notice from Sublandlord and/or Landlord, shall at Subtenant's expense resist and defend such action or proceeding by counsel selected by its insurance carrier or other counsel approved by Sublandlord and/or Landlord in writing, which approval will not be unreasonably withheld by Sublandlord.


14.     SUBLANDLORD'S REPRESENTATIONS

        Sublandlord represents that (i) it has paid all rent and additional rent presently payable pursuant to the Main Lease as of the date of this Sublease,
(ii) to its knowledge no event has occurred which is, or with the giving of notice or passage of time or both will become, a condition of limitation under the Main Lease, on the part of either Sublandlord or Landlord, (iii) it is currently the tenant under the Main Lease and the Main Lease is presently in full force and effect, (iv) it has not received any notices of default citing any defaults under the Main Lease which remain uncured, and (v) the Main Lease, a copy of which has been examined by Subtenant (including said Amendment), represents the entire agreement with respect to the Sublet Premises between Landlord and Sublandlord.

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



15.     BROKERS

     (a) Subtenant represents that Subtenant has dealt with no broker in connection with this transaction. Subtenant shall indemnify and hold Sublandlord and Landlord harmless from and against any and all claims, liabilities, costs and expenses of any kind and nature (including reasonable attorneys' fees) arising from or related to a breach of the foregoing representation.

     (b) Sublandlord represents that it has dealt with no broker in connection with this transaction. Sublandlord shall indemnify and hold Subtenant and Landlord harmless from and against any and all claims, liabilities, costs and expenses of any kind and nature (including reasonable attorneys' fees) arising from or related to a breach of the foregoing representation.


16.     SUBLANDLORD'S PERFORMANCE UNDER MAIN LEASE

     (a) Sublandlord will duly observe and perform every term and condition of the Main Lease to the extent that such term and condition is not provided in this Sublease to be observed or performed by Subtenant (and except to the extent that any failure so to pay or any failure in such observance or performance shall have resulted, directly or indirectly, from any default by Subtenant in its obligation to pay any amount of the Fixed Rent or Additional Rent hereunder or to observe or perform any of the terms, covenants or conditions in this Sublease or in the Main Lease on Subtenant's part to observe or perform).

     (b) Sublandlord shall not enter into any modification or amendment of the Main Lease, or any other agreement, or take any other action which results in the modification, surrender or cancellation of the Main Lease, if such modification, surrender or cancellation decreases any of Subtenant's rights under this Sublease, or increases any of Subtenant's obligations or remedies under this Sublease, without the prior written consent of Subtenant. Any such modification, amendment, agreement, surrender or cancellation made without such consent shall have no effect on the rights or obligations of Subtenant under this Sublease.


17.     NOTICES

        All notices, requests, demands, and other communications hereunder shall be in writing, shall be sent by registered or certified mail, return receipt requested, or by nationally recognized overnight carrier providing for receipted delivery and shall be deemed have been given or made when received at the respective addresses of Sublandlord and Subtenant first set forth above. Any of the said addresses may be changed on ten (10) days written notice, given as above provided. Duplicate originals of all notices to Sublandlord shall be sent to Whitman Breed Abbott & Morgan LLP, 200 Park Avenue, New York, New York 10166,
Attention:  Neil Underberg, Esq. Duplicate originals of all notices to Subtenant

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


shall be sent to Ann Taylor, Inc., 404 Chapel Street, New Haven, Connecticut 06511, Attention: Vice President Finance.


18.     INSURANCE

        Subtenant shall maintain all insurance required of Sublandlord as tenant in accordance with and pursuant to the Main Lease, which insurance shall name both Landlord and Sublandlord as additional insureds.


19.     ENTIRE AGREEMENT

        This Sublease contains the entire agreement between Sublandlord and Subtenant with respect to the subject matter hereof. This Sublease cannot be changed in any manner except by a written agreement signed by Sublandlord and Subtenant, and, if required, consented to by Landlord.


20.     NEW YORK LAW

        This Sublease shall be governed in all respects by the laws of the State of New York.


21.     SUCCESSORS AND ASSIGNS

        The provisions of this Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective successors and, in the case of Sublandlord, assigns. In the event of any assignment or transfer of the leasehold estate under the Main Lease the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease upon the assumption by the transferor or assignee of Sublandlord's obligations hereunder.


22.     RENEWAL OPTION

        Tenant shall have the option to renew this Sublease for the period October 1, 2006 to March 19, 2012. The renewal period shall be upon all of the agreements, terms, covenants, and conditions hereof, except that the Fixed Rent shall be at the rate of $1,110,000.00 per annum ($92,500 per month) and Subtenant shall have no further renewal right. The exercise by Subtenant of said renewal option shall be evidenced and effected by Subtenant giving Sublandlord written notice of Subtenant's intention to renew this Sublease prior to April 1, 2005; and provided further, that on the date of the giving of such notice and on September 30, 2006 this Sublease shall be in full force and effect and no default shall have occurred and be continuing. Such notice of renewal shall be effective without the necessity of any other act or instrument, but either party will at any time upon request of the other execute, acknowledge, and deliver an instrument evidencing such renewal.

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


23.     HEADINGS

        The article headings in this Sublease are inserted only as a matter of convenience and are not to be given any effect in construing this Sublease.


24.     LANDLORD'S CONSENT

        This Sublease is conditional upon Landlord's consent and shall not become effective unless and until Landlord's consent is obtained.


        IN WITNESS WHEREOF,  this Sublease has been duly executed as of the date
        ------------------
first set forth above.

                                    SUBLANDLORD:

                                    SOCIETE AIR FRANCE


                                    By:   /s/Auguste Gayte
                                          _______________________________
                                          Name:  Augueste Gayte
                                          Title: Senior Vice President


                                    SUBTENANT:

                                    ANN TAYLOR, INC.


                                    By:   /s/Valerie Richardson
                                         _______________________________
                                          Name:  Valerie Richardson
                                          Title: Senior Vice President
                                                 Real Estate and Development